                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 30, 2005
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                              --------------------

                                   NUCO2 INC.
                                   ----------
               (Exact Name of Registrant as Specified in Charter)

         Florida                       0-27378                 65-0180800
         -------                       -------                 ----------
(State or Other Jurisdiction          (Commission            (IRS Employer
        of Incorporation)             File Number)           Identification No.)

            2800 S.E. Market Place, Stuart, Florida                34997
            ---------------------------------------------------------------
            (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code: (772) 271-1754
                                                            --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

On March 30, 2005, NuCO2 Inc. (the "Company") issued a press release  announcing the closing of its previously-announced  public offering of shares of its common stock.  The press  release  issued by the  Company on March 30, 2005 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            Exhibit No.       Description
            -----------       -----------

            99.1              Press Release of the Company dated March 30, 2005.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NUCO2 INC.

Date: March 30, 2005
                                             By: /s/ Eric M. Wechsler
                                                 -------------------------------
                                                 Eric M. Wechsler,
                                                 General Counsel

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